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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 29, 2008
                Date of Report (Date of earliest event reported)

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

           Michigan                      033-00737             38-2662386
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          file number)       Identification No.)

                   303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

On January 29, 2008, CNB Corporation ("Corporation") issued a quarterly shareholder brochure in which it announced earnings for the fourth quarter of 2007.

A copy of the information contained in the Corporation's brochure is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Quarterly brochure of CNB Corporation dated January 29, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CNB Corporation
                                          (Registrant)

                                          /s/ Susan A. Eno
                                          ------------------------------------
                                          Susan A. Eno
                                          President and Chief Executive Officer

Dated: January 29, 2008

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                                  Exhibit Index

Exhibit
No.               Description
-------           -----------

Exhibit 99        Quarterly brochure of CNB Corporation dated January 29, 2008